UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 21, 2005

THE DRESS BARN, INC.
(Exact name of registrant as specified in its charter)

Connecticut
(State or other Jurisdiction of Incorporation)

0-11736	06-0812960
(Commission File Number)	(I.R.S. Employer Identification No.)
30 Dunnigan Drive, Suffern, New York (Address of principal executive offices)	10901 (Zip Code)

Registrant's telephone number, including area code	(845) 369-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2005, The Dress Barn, Inc. (the “Registrant”) entered into a Credit Agreement dated as of December 21, 2005, among the Registrant, as Borrower, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc. as sole lead arranger and sole bookrunner, and Bank of America, N.A. as syndication agent, and The Bank of New York, Wells Fargo Retail Finance, LLC, and Citibank, N.A. as co-documentation agents (the "Credit Agreement"), and a related Collateral Agreement, dated as of December 21, 2005, among the Registrant in favor of JPMorgan Chase Bank, N.A., as collateral agent (the "Collateral Agreement") to replace an existing Senior Credit Facility Agreement and related Guarantee and Collateral Agreement that were both dated January 3, 2005. The Credit Agreement provides the Registrant with a senior secured revolving credit facility that provides for borrowings and issuance of letters of credit for up to $100 million. The Registrant may also request the senior revolving credit facility be increased up to an additional $50 million. Amounts under the revolving credit facility may be borrowed, repaid and reborrowed by the Registrant from time to time until termination. The Credit Agreement will terminate on December 21, 2010.

At the Registrant’s option, borrowings under the Credit Agreement are based on either LIBOR or the higher of the prime rate of JPMorgan Chase Bank, N.A. or the Federal Funds Effective Rate plus 0.50%. The interest rates under the Credit Agreement vary depending upon the Registrant’s adjusted leverage ratio. The interest rate varies from 100 basis points to 150 basis points above LIBOR for Eurocurrency loans and 0 basis points to 50 basis points above the prime rate or Federal Funds Effective Rate plus 0.50% for base rate loans. The interest rate varies from 20 basis points to 150 basis points above the prime rate for letters of credit or Federal Funds Effective Rate plus 0.50%.

During the term of the Credit Agreement, the Registrant will pay its lenders a fee, which varies, based upon the adjusted leverage ratio from 0.20% to 0.25%, and is equal to the product of such percentage per annum and the available portion of the revolving credit facility.

The Credit Agreement contains affirmative, negative and financial covenants customary for facilities of this type, including, among other things, limits on the incurrence of debt or liens, a limit on the making of dividends or distributions, a limit on the ratio of debt to earnings before interest, income taxes, depreciation, and amortization, a limit on the ratio of earnings before interest, income taxes, depreciation, and amortization to fixed charges, a minimum net worth requirement and a limit on capital expenditures. The Credit Agreement contains events of default customary for facilities of this type (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default, the interest rate on all outstanding obligations will be increased and payment of all outstanding loans may be accelerated and/or the lenders’ commitments may be terminated. In addition, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the Credit Agreement shall automatically become immediately due and payable, and the lenders' commitments will automatically terminate.

Pursuant to the Collateral Agreement, pledged certain of its securities to the collateral agent as security for the full payment and performance of the Registrant’s obligations under the Credit Agreement and granted the collateral agent a security interest in all of its personal property as security for the full payment and performance of the Registrant’s obligations under the Credit Agreement.

As of December 21, 2005, there were no outstanding cash borrowings under the Credit Agreement, and there was approximately $50 million outstanding in letters of credit. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Collateral Agreement is qualified in its entirety by reference to the full text of the Collateral Agreement that was filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

See “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated herein by reference. The Termination Agreement is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See “Item 1.01. Entry into a Material Definitive Agreement,” which is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1
Credit Agreement dated as of December 21, 2005 among the Registrant, as Borrower, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and Bank of America, N.A. as syndication agent, and The Bank of New York, Wells Fargo Retail Finance, LLC, and Citibank, N.A. as co-documentation agents (filed with this Current Report on Form 8-K).

10.2	Collateral Agreement dated as of December 21, 2005 among the Registrant and JPMorgan Chase Bank, N.A., as collateral agent (filed with this Current Report on Form 8-K).
10.3	Termination Agreement dated as of December 21, 2005 between Registrant and JPMorgan Chase Bank, N.A., as administrative agent (filed with this Current Report on Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DRESS BARN INC.
(Registrant)

Date: December 22, 2005

BY: /S/ ARMAND CORREIA
Armand Correia
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1
Credit Agreement dated as of December 21, 2005 among the Registrant, as Borrower, the several lenders parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and Bank of America, N.A. as syndication agent, and The Bank of New York, Wells Fargo Retail Finance, LLC, and Citibank, N.A. as co-documentation agents (filed with this Current Report on Form 8-K).

10.2	Collateral Agreement dated as of December 21, 2005 among the Registrant and JPMorgan Chase Bank, N.A., as collateral agent (filed with this Current Report on Form 8-K).
10.3	Termination Agreement dated as of December 21, 2005 between Registrant and JPMorgan Chase Bank, N.A., as administrative agent (filed with this Current Report on Form 8-K).